UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Aberdeen Emerging Markets Equity Income Fund, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

ABERDEEN EMERGING MARKETS EQUITY INCOME FUND, INC.
1900 Market Street, Suite 200
Philadelphia, PA 19103

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on March 31, 2022

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Aberdeen Emerging Markets Equity Income Fund, Inc. (the "Fund") (the "Annual Meeting") will be held in a virtual meeting format on Thursday, March 31, 2022 at 10:00 a.m. Eastern Time.

The purpose of the Annual Meeting is to consider and act upon the following proposals (the "Proposals"), and to consider and act upon such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof:

Proposal 1: Election of Common Share Director
To elect one Class II Director, to serve for a three-year term.

Proposal 2: To consider the continuation of the term of one Director under the Fund's Corporate Governance
Policies
To elect one Class III Director, to serve for a one-year term.

Each Proposal is discussed in greater detail in the enclosed Proxy Statement. You are entitled to notice of, and to vote at, the Annual Meeting of the Fund if you owned shares of the Fund at the close of business on February 15, 2022 (the "Record Date"). If you virtually attend the Annual Meeting, you may vote your shares electronically at that time. Even if you expect to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage-paid envelope or authorize your proxy by telephone or through the Internet.

Due to the public health impact of the coronavirus pandemic (COVID-19) and to support the health and wellbeing of our stockholders, you will not be able to attend the Annual Meeting in person. All stockholders are requested to vote by proxy over the Internet, by telephone or by completing, dating and signing the enclosed proxy card and returning it promptly. You also may vote electronically at the Annual Meeting if you choose to attend.

This year's Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted solely online via live webcast. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the Annual Meeting by visiting: www.meetnow.global/MZ2WNTX at the date and time described in the accompanying proxy statement. To participate in the Annual Meeting, you will need to log on using the control number from your proxy card or Annual Meeting notice. The control number can be found in the shaded box. There is no physical location for the Annual Meeting.

You may vote electronically during the Annual Meeting by following the instructions available on the Annual Meeting website during the Annual Meeting.

Registering to Attend the Virtual Annual Meeting as a Beneficial Owner

We will admit to the Annual Meeting (1) all shareholders of record on the Record Date, (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the virtual Annual Meeting. To register you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services, the Fund's proxy tabulator. You may forward an email from your intermediary or attach an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration for the Annual Meeting must be received no later than 5:00 p.m., Eastern Time, on March 22, 2022. You will receive a confirmation email from Computershare of your registration and a control number that will allow you to vote at the Annual Meeting.

This notice and related proxy materials are first being mailed to shareholders on or about February 28, 2022.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on Thursday, March 31, 2022: This Notice, the Proxy Statement and the form of proxy card(s) are available on the Internet at https://www.aberdeenaef.com/. On this website, you will be able to access the Notice, the Proxy Statement, the form of proxy card(s) and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

By order of the Board of Directors,

Megan Kennedy, Vice President and Secretary
Aberdeen Emerging Markets Equity Income Fund, Inc.

TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING VIRTUALLY, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING. ACCORDINGLY, YOU ARE REQUESTED TO PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) FOR THE ANNUAL MEETING PROMPTLY, OR TO AUTHORIZE THE PROXY VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD(S). NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD(S) BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

February 28, 2022
Philadelphia, Pennsylvania

ABERDEEN EMERGING MARKETS EQUITY INCOME FUND, INC.
("AEF" or the "Fund")

1900 Market Street, Suite 200
Philadelphia, PA 19103

PROXY STATEMENT

For the Annual Meeting of Shareholders
to be held on March 31, 2022

This Proxy Statement is furnished in connection with the solicitation of proxies by the Fund's Board of Directors (the "Board," with members of the Board being referred to as "Directors") to be voted at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held in a virtual meeting format, on Thursday, March 31, 2022 and at any adjournments or postponements thereof. A Notice of Annual Meeting of Shareholders and a proxy card (the "Proxy Card") accompany this Proxy Statement. This Proxy Statement is first being mailed to shareholders on or about February 28, 2022.

The purpose of the Meeting is to consider and act upon the following proposals (the "Proposals") for the Fund and to consider and act upon such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof:

Proposal 1: Election of Common Share Director
To elect one Class II Director, to serve for a three-year term.

Proposal 2: To consider the continuation of the term of one Director under the Fund's Corporate Governance Policies
To elect one Class III Director, to serve for a one-year term.

All properly executed proxies received prior to the Meeting will be voted at the Meeting, or at any adjournments or postponements thereof, in accordance with the instructions marked on the Proxy Card. Unless instructions to the contrary are marked on the Proxy Card, proxies received will be voted "FOR" each Proposal. The persons named as proxy holders on the Proxy Card will vote in their discretion on any other matters that may properly come before the Meeting or any adjournments or postponements thereof. Any Proxy Card may be revoked at any time prior to its exercise by submitting a properly executed, subsequently dated Proxy Card, giving written notice to Megan Kennedy, Secretary of the Fund, 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, or by virtually attending the Meeting and voting online. Shareholders may authorize proxy voting by using the enclosed Proxy Card along with the enclosed envelope with pre-paid postage. Shareholders may also authorize proxy voting by telephone or through the internet by following the instructions contained on their Proxy Card. Shareholders do not have dissenters' rights of appraisal in connection with any of the matters to be voted on by the shareholders at the Meeting.

The presence at the Meeting, virtually or by proxy, of the shareholders entitled to cast a majority of all the votes entitled to be cast at the Meeting on any matter shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum at a Meeting, withheld votes and broker 'non-votes' (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular proposal with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meeting.

With regard to approval of each Proposal, the affirmative vote of a majority of the votes cast of common stock outstanding and entitled to vote thereon at a meeting at which a quorum is present is necessary for the election of a Director, provided that, if the number of nominees for Director, as determined by the Secretary of the Fund, exceeds the number of Directors to be elected, the Directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of Directors. For purposes of the election of Directors, withheld votes and broker 'non-votes' will not be counted as votes cast and will have no effect on the result of the vote.

The Board has adopted certain corporate governance guidelines for the Fund which became effective September 30, 2015 (the "Corporate Governance Guidelines"). The corporate governance guidelines include (i) a resignation policy which generally provides that an Independent Director, in an uncontested election, who does not receive a majority of votes "FOR" his or her election at a meeting of shareholders shall be deemed to have tendered his or her resignation, subject to a Board's acceptance or rejection of such resignation, which Board determination will be disclosed publicly to Fund shareholders; and (ii) a policy requiring that after an Independent Director has served on the Board for three consecutive terms of three years following the later of (x) engagement of the existing investment adviser of the Fund or (y) the Independent Director's election to the Board, the Independent Director will be put forth for consideration by shareholders annually. The failure to obtain a majority of votes cast will trigger the resignation policy described above.

If a quorum is not present virtually or by proxy at the time the Meeting is called to order, the chairman of the Meeting or the holders of a majority of those shares present in person or by proxy will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting is present. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than one hundred twenty (120) days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. If a quorum is present, a shareholder vote may be taken on one or more of the proposals properly brought before the Meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

We will admit to the Meeting (1) all shareholders of record on February 15, 2022 (the "Record Date"), (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting. To register you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Computershare Fund Services, the Fund's proxy tabulator. You may forward an email from your intermediary or attach an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration for the Annual Meeting must be received no later than 5:00 p.m., Eastern Time, on March 22, 2022. You will receive a confirmation email from Computershare of your registration and a control number that will allow you to vote at the Annual Meeting.

The Board has fixed the close of business on February 15, 2022 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment or postponement thereof.

The Fund has one class of shares of capital stock, par value $0.001 per share. Each share of the Fund is entitled to one vote at the Fund's Annual Meeting, and fractional shares are entitled to a proportionate share of one vote. On the Record Date, the following number of shares of the Fund were issued and outstanding:

AEF  50,751,778 common shares

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on Thursday, March 31, 2022 in a virtual meeting format. The Proxy Materials and the Fund's most recent annual report for the fiscal year ended December 31, 2021 are available on the Internet at https://www.aberdeenaef.com/. The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended December 31, 2021 and any more recent reports, to any Fund shareholder upon request. To request a copy, please write to the Fund c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200, Philadelphia, PA 19103, or call 1-800-522-5465. You may also call for information on how to obtain directions to be able to register to attend the Meeting.

The Election of Directors

Pursuant to the Fund's Articles of Incorporation, the Board is divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year. If elected, the Directors are entitled to hold office until the Annual Meeting in the year noted below or until his or her successor is elected and qualifies. The nominees have indicated an intention to serve if elected and has consented to be named in this Proxy Statement. The nominees for election to the Board of the Fund are as follows:

Proposal 1: Election of Common Share Director:

William Maher  Class II Director, 3-year term ending in 2025

Proposal 2: To consider the continuation of the term of one Director under the Fund's
Corporate Governance Policies:

Steven N. Rappaport  Class III Director, 1-year term ending in 2023

THE FUND'S BOARD RECOMMENDS THAT THE SHAREHOLDER VOTE "FOR" THE NOMINEES FOR DIRECTOR.

The following tables set forth certain information regarding the nominees for election to the Board of the Fund, Directors whose terms of office continue beyond the Meeting, and the principal officers of the Fund.

Name, Address and Year of Birth	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Director	Other Directorships Held by Director During the Past Five Years
Independent Nominees for Director:
C. William Maher** † c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1961	Class II Director since 2018; Chairman of the Audit and Valuation Committee; Current term ends at the 2022 annual meeting	Mr. Maher is a Co-founder of Asymmetric Capital Management LLC since May 2018. Formerly Chief Executive Officer of Santa Barbara Tax Products Group from October 2014 to April 2016. Prior to that Mr. Maher served as Chief Financial Officer of Santa Barbara Tax Products Group from 2010 to 2014.	1	None.
Steven N. Rappaport** † c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1948	Class III Director since 2003; Chairman of the Board and Nominating Committee since 2017; Current term ends at the 2023 annual meeting	Mr. Rappaport has been a Partner of Lehigh Court, LLC (private investment firm) and RZ Capital LLC (private investment firm) since 2004.	18

Director of iCAD, Inc. (a surgical and Medical instruments and apparatus company) from 2006 to 2018; Director of Credit Suisse Funds (9) since 1999; Director of Credit Suisse Asset Management Income Fund, Inc. since 2005; and Director of Credit Suisse NEXT Fund since 2013; and Director of Credit Suisse Park View Fund until 2016.

Independent Directors:
Nancy Yao Maasbach** † c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1972	Class I Director since 2018; Current term ends at the 2024 annual meeting	Ms. Maasbach is the President of the Museum of Chinese in America since 2015. Ms. Maasbach has also been a member of the Council on Foreign Relations since 2015. Director of The Asia Tigers Fund, Inc. from 2016 to 2018.	7	None.

Name, Address and Year of Birth	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Director	Other Directorships Held by Director During the Past Five Years
Independent Directors:
Rahn Porter** † c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1954	Class I Director since 2018; Current term ends at the 2024 annual meeting	Mr. Porter is the Principal at RPSS Enterprise (consulting) since 2019. He was the Chief Financial and Administrative Officer of The Colorado Health Foundation from 2013 to 2019. Director of CenturyLink Investment Management Company since 2006; Director of Blackridge Financial, Inc. from 2004 to 2019.	19	None.

*  Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Standard Global Infrastructure Income Fund, Aberdeen Investment Funds and Aberdeen Funds have a common investment manager and/or investment adviser, or an investment adviser that is affiliated with the investment manager and investment adviser, and may thus be deemed to be part of the same "Fund Complex."

**  Member of the Nominating and Corporate Governance Committee.

†  Member of the Audit and Valuation Committee.

ADDITIONAL INFORMATION ABOUT THE DIRECTORS

The Board believes that each Director's experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Directors lead to the conclusion that the Directors possess the requisite experience, qualifications, attributes and skills to serve on the Board. The Board believes that the Directors' ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Fund's investment adviser, Aberdeen Asset Managers Limited ("AAML" or "Investment Adviser"), other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Director can make to the Board and to the Fund.

A Director's ability to perform his or her duties effectively may have been attained through the Director's executive, business, consulting, and/or legal positions; experience from service as a Director of the Fund and other funds/portfolios in the Aberdeen complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences. In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Director in addition to the information set forth in the table above: Mr. Rappaport—investment management experience as partner at investment firms, accounting experience and other board experience; Ms. Maasbach—financial and research analysis experience in and covering the Asia region and experience in world affairs; Mr. Maher—experience as an officer in the financial services industry, including his experience as a chief financial officer and chief executive officer; and Mr. Porter—business background and executive management and financial expertise as vice president and chief financial officer of public and private entities and director of other funds within the Aberdeen fund complex.

The Board believes that the significance of each Director's experience, qualifications, attributes or skills is an individual matter (meaning that experience important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Directors in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. References to the qualifications, attributes and skills of Directors are presented pursuant to disclosure requirements of the Securities and Exchange Commission ("SEC"), do not constitute holding out the Board or any Director as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

OFFICERS

Name, Address and Year of Birth	Positions(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years
Christian Pittard** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1973	Chief Executive Officer and President of the Fund	Since 2009	Currently, Global Head of Product Opportunities and Director of Aberdeen Asset Management PLC since 2010. Mr. Pittard joined abrdn from KPMG in 1999.
Joseph Andolina** Aberdeen Standard Investments Inc. 1900 Market St. Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Chief Compliance Officer and Vice President—Compliance of the Fund	Since 2017

Currently, Chief Risk Officer—Americas and serves as the Chief Compliance Officer for ASII. Prior to joining the Risk and Compliance Department, he was a member of ASII's Legal Department, where he served as US Counsel since 2012.

Andrea Melia** Aberdeen Standard Investments Inc. 1900 Market St., Suite 200 Philadelphia, PA 19103 Year of Birth: 1969	Treasurer and Chief Financial Officer of the Fund	Since 2009	Currently, Vice President and Senior Director, Product Management for ASII. Ms. Melia joined ASII in 2009.
Megan Kennedy** Aberdeen Standard Investments Inc. 1900 Market St., Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary of the Fund	Since 2009	Currently, Senior Director, Product Governance for ASII. Ms. Kennedy joined ASII as a Senior Fund Administrator in 2005.
Chris Demetriou** Aberdeen Standard Investments Inc. 1900 Market St., Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President of the Fund	Since 2020	Currently, Chief Executive Officer—UK, EMEA and Americas. Mr. Demetriou joined ASII in 2013, as a result of the acquisition of SVG, a FTSE 250 private equity investor based in London.

Name, Address and Year of Birth	Positions(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years
Alan Goodson** Aberdeen Standard Investments Inc. 1900 Market St., Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President of the Fund	Since 2009

Currently, Director, Vice President and Head of Product & Client Solutions—Americas for ASII, overseeing Product Management and Governance, Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of ASII and joined ASII in 2000.

Bev Hendry** Aberdeen Standard Investments Inc. 1900 Market St., Suite 200 Philadelphia, PA 19103 Year of Birth: 1953	Vice President of the Fund	Since 2014	Currently, Chairman—Americas for abrdn (2018 to present). Mr. Hendry was Chief Executive Officer—Americas for Aberdeen Asset Management PLC (2014 to 2018).
Joanne Irvine** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1968	Vice President of the Fund	Since 2009

Currently, Deputy Head of Global Emerging Markets since 2018. Previously, she served as Head of Emerging Markets Ex. Asia on the global emerging markets equities team. Ms. Irvine joined ASI in 1996 in a group development role.

Devan Kaloo** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1972	Vice President of the Fund	Since 2009

Currently, Global Head of Equities since 2018. Previously, he was Head of Equities Aberdeen Asset Management PLC from 2016 to 2018. Mr. Kaloo joined ASI in 2000 on the Asian portfolio team before becoming responsible for the Asian ex Japan region as well as regional portfolios within emerging market mandates and technology stocks.

Lucia Sitar** Aberdeen Standard Investments Inc. 1900 Market St., Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President of the Fund	Since 2009

Currently, Vice President and Head of Product Management and Governance—Americas since 2020. Previously, Ms. Sitar served as Managing U.S. Counsel for ASII. Ms. Sitar joined ASII as US Counsel in 2007.

Nick Robinson Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1978	Vice President of the Fund	Since 2011

Currently, Senior Investment Director for AAML since 2016. Previously, he was a Director and Head of Brazilian Equities, of Aberdeen Asset Management's operations in São Paulo, Brazil from 2009 to 2016.

Heather Hasson** Aberdeen Standard Investments Inc. 1900 Market St., Suite 200 Philadelphia, PA 19103 Year of Birth: 1982	Vice President of the Fund	Since 2012	Currently, Senior Product Manager, Product Governance US for abrdn. Ms. Hasson joined ASII as a Fund Administrator in 2006.

Name, Address and Year of Birth	Positions(s) Held With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During the Past Five Years
Sharon Ferrari** Aberdeen Standard Investments Inc. 1900 Market St., Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Vice President of the Fund	Since 2011	Currently, Senior Product Manager—US for ASII. Ms. Ferrari joined ASII as a Senior Fund Administrator in 2008.
Robert Hepp** Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President of the Fund	Since 2022	Currently. Senior Product Governance Manager, Product Governance US at abrdn. Mr. Hepp joined abrdn in 2016.
Andrew Kim** Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President of the Fund	Since 2022	Currently. Senior Product Governance Manager, Product Governance US for abrdn. Mr. Kim joined abrdn Inc. in 2013.
Brian Kordeck** Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Vice President of the Fund	Since 2022	Currently, Senior Product Manager, Product Governance US for abrdn. Mr. Kordeck joined abrdn in 2013.
Michael Marsico** Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1980	Vice President of the Fund	Since 2022	Currently, Senior Product Manager, Product Governance US for abrdn. Mr. Marsico joined abrdn in 2014.

*  Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are elected annually by the Board.

**  Hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Income Credit Strategies, Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Standard Global Infrastructure Income Fund, Aberdeen Investment Funds, Aberdeen Funds and Aberdeen Standard Investments ETFs, each of which may also be deemed to be a part of the same "Fund Complex."

Ownership of Securities

Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the Aberdeen Family of Investment Companies (as defined below) beneficially owned by each Director or nominee as of October 31, 2021:

Name of Director or Nominee	Dollar Range of Equity Securities Owned in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director or Nominee in the Family of Investment Companies(2)
Independent Nominees for Director:
C. William Maher	$10,001 — $50,000	$10,001 — $50,000
Steven N. Rappaport	over $100,000	over $100,000
Independent Directors:
Nancy Yao Maasbach	$1 — $10,000	$50,001 — $100,000
Rahn Porter	$10,001 — $50,000	$50,001 — $100,000

(1)  This information has been furnished by each Director as of October 31, 2021. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act").

(2)  "Family of Investment Companies" means those registered investment companies that share Aberdeen or an affiliate as the investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

As of October 31, 2021, the Fund's Directors and officers, in the aggregate, owned less than 1% of the Fund's outstanding equity securities. As of October 31, 2021, none of the Independent Directors or their immediate family members owned any shares of the Investment Adviser or of any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Investment Adviser.

Mr. Pittard and Ms. Melia serve as executive officers of the Fund. As of October 31, 2021, Mr. Pittard and Ms. Melia did not own shares of the Fund's common stock.

BOARD AND COMMITTEE STRUCTURE

The Board of Directors of the Fund is composed of four Directors who are not "interested persons" (as that term is defined in the Investment Company Act of 1940 ("1940 Act")) of the Fund, the Investment Adviser (each an "Independent Director," and collectively, the "Independent Directors"). The Fund's bylaws provide that the Board of Directors to be elected by holders of a Fund's common stock shall be divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year.

The Board has appointed Mr. Rappaport, an Independent Director, as Chairman. The Chairman presides at meetings of the Directors, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Directors and management between Board meetings. Except for any duties specified herein, the designation of the Chairman does not impose on such Director any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board holds regular quarterly meetings each year to consider and address matters involving the Fund. The Board also may hold special meetings to address matters arising between regular meetings. The Independent

Directors also meet outside the presence of management in executive session at least quarterly and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.

The Board has established a committee structure that includes an Audit and Valuation Committee and a Nominating Committee (each discussed in more detail below) to assist the Board in the oversight and direction of the business affairs of the Fund, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the Fund with respect to specific matters. The Committee system facilitates the timely and efficient consideration of matters by the Directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund's activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations.

The Nominating Committee and the Board as a whole also conduct an annual self-assessment of the performance of the Board, including consideration of the effectiveness of the Board's Committee structure. Each Committee is comprised entirely of Independent Directors. Each Committee member is also "independent" within the meaning of the NYSE American listing standards. The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Directors, coupled with an Independent Director as Chairman, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

Audit and Valuation Committee

The Fund's Audit and Valuation Committee consists of all the Independent Directors of the Fund, was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), is responsible for the selection and engagement of the Fund's independent registered public accounting firm (subject to ratification by the Fund's Independent Directors), pre-approves and reviews both the audit and non-audit work of the Fund's independent registered public accounting firm, and reviews compliance of the Fund with regulations of the SEC and the Internal Revenue Service, and other related matters. The members of the Fund's Audit and Valuation Committee are Messrs. C. William Maher, Rahn K. Porter and Steven N. Rappaport and Ms. Nancy Yao Maasbach.

The Board has adopted an Audit and Valuation Committee Charter for its Audit and Valuation Committee, the current copy of which is available on the Fund's website at https://www.aberdeenaef.com/.

The Audit and Valuation Committee oversees the activities of the Fund's Pricing Committee and performs the responsibilities assigned to the Audit and Valuation Committee in the Fund's Valuation and Liquidity Procedures, such as overseeing the implementation of the Valuation and Liquidity Procedures. The Board has delegated to the Audit and Valuation Committee the responsibility of determining the fair value of the Fund's securities or other assets in situations set forth in the Valuation and Liquidity Procedures.

Nominating Committee; Consideration of Potential Director Nominees

The Fund's Nominating Committee recommends nominations for membership on the Board and reviews and evaluates the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund. It evaluates candidates' qualifications for Board membership and, with respect to nominees for positions as Independent Directors, their independence from the Investment Adviser and other principal service providers. The Nominating Committee generally meets twice annually to identify and evaluate nominees for director and makes its recommendations to the Board at the time of the Board's December meeting. The Nominating Committee also periodically reviews director compensation and will recommend any appropriate changes to the Board. The Nominating Committee also reviews and may make recommendations to the Board relating to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the management of the Fund. The Board has adopted a Nominating Committee Charter, a copy of which is available on the Fund's website https://www.aberdeenaef.com/. The members of the Fund's Nominating Committee are Messrs. C. William Maher, Rahn Porter and Steven N. Rappaport and Ms. Nancy Yao Maasbach.

The Nominating Committee may take into account a wide variety of factors in considering prospective director candidates, including (but not limited to): (i) availability (including availability to attend to Board business on short notice) and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) reputation; (v) financial expertise; (vi) the candidate's ability, judgment and expertise; (vii) overall diversity of the Board's composition; and (viii) commitment to the representation of the interests of the Fund and its shareholders. The Nominating Committee also considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the Investment Adviser or its affiliates, as appropriate. The Nominating Committee will consider potential director candidates, if any, recommended by the Fund shareholders provided that the proposed candidates: (i) satisfy any minimum qualifications of the Fund for its directors, and (ii) are not "interested persons" of the Fund, as that term is defined in the 1940 Act; and (iii) are "independent" as defined in the listing standards of any exchange on which the Fund's shares are listed.

While the Nominating Committee has not adopted a particular definition of diversity or a particular policy with regard to the consideration of diversity in identifying candidates, when considering a candidate's and a Board's diversity, the Nominating Committee generally considers the manner in which each candidate's leadership, independence, interpersonal skills, financial acumen, integrity and professional ethics, educational and professional background, prior director or executive experience, industry knowledge, business judgment and specific experiences or expertise would complement or benefit the Board and, as a whole, contribute to the ability of the Board to oversee the Fund. The Nominating Committee may also consider other factors or attributes as they may determine appropriate in their judgment. The Nominating Committee believes that the significance of each candidate's background, experience, qualifications, attributes or skills must be considered in the context of the Board as a whole.

Board Oversight of Risk Management

The Fund is subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board's general oversight of the Fund and is addressed as part of various Board and Committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. Day-to-day risk management functions are subsumed within the responsibilities of the Investment adviser, who carry out the Fund's investment management and business affairs and other service providers in connection with the services they provide to the Fund. Each of AAML, Aberdeen Standard Investments Inc. ("ASII"), and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Fund, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, the Investment Adviser and the Fund's other service providers (including the Fund's transfer agent), the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm, legal counsel to the Fund, and internal auditors, as appropriate, relating to the operations of the Fund. The Board also requires the Investment Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis. The Board recognizes that it may not be possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board and Committee Meetings in Fiscal Year 2021

During the fiscal year ended December 31, 2021, the Board held four regular meetings and one special meeting. The Audit and Valuation Committee held six meetings during the fiscal year ended December 31, 2021. The Nominating Committee held one meeting during the fiscal year ended December 31, 2021. During the fiscal year, each continuing Director attended at least 75% of the aggregate number of meetings of the Board and of the Committees of the Board on which he or she served.

Communications with the Board of Directors

Shareholders who wish to communicate with Board members with respect to matters relating to the Fund may address their written correspondence to the Board as a whole or to individual Board members c/o Aberdeen Standard Investments Inc. (the "Administrator"), the Fund's administrator, at 1900 Market Street, Suite 200, Philadelphia, PA 19103, or via e-mail to the Director(s) c/o Aberdeen Standard Investments Inc. at Investor.Relations@aberdeenstandard.com.

Director Attendance at Annual Meetings of Shareholders

The Fund has not established a policy with respect to Director attendance at annual meetings of shareholders.

REPORTS OF THE AUDIT AND VALUATION COMMITTEE; INFORMATION REGARDING THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit and Valuation Committee has selected, and the Fund's Independent Directors have ratified the selection of, KPMG LLP ("KPMG"), located at 1601 Market Street, Philadelphia, PA 19103, an independent registered public accounting firm, to audit the financial statements of the Fund for the fiscal year ending December 31, 2021. Representatives from KPMG are not expected to attend the Meeting to make a statement or respond to questions from shareholders. However, such representatives are expected to be available by telephone to respond for questions raised by shareholders, if any, during the Meeting.

The Audit and Valuation Committee has received from KPMG the written disclosures and the letter required by the Public Company Accounting Oversight Board regarding KPMG's communications with the Audit and Valuation Committee concerning independence, and have discussed with KPMG its independence. The Audit and Valuation Committee will meet with Fund management to discuss, among other things, the Fund's audited financial statements for the fiscal year ended December 31, 2021, in February 2022.

The following table sets forth the aggregate fees billed for professional services rendered by KPMG during the Fund's two most recent fiscal years ended December 31:

	2021	2020
Audit Fees	$62,183	$60,372
Audit-Related Fees	$0	$0
Tax Fees	$12,090	$11,740
All Other Fees	$0	$0
Total	$74,273	$72,112

The Audit and Valuation Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the Fund and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to AAML, and any service provider to a Fund controlling, controlled by or under common control with AAML that provided ongoing services to the Fund ("Covered Service Provider"), if the engagement relates directly to the operations and financial reporting of the Fund. The aggregate fees billed by KPMG for non-audit services rendered to the Fund, AAML and any Covered Service Providers for the fiscal year ended December 31, 2021 was $165,441 and for the fiscal year ended December 31, 2020 was $176,055.

All of the services described in the table above were pre-approved by the Audit and Valuation Committee.

The Audit and Valuation Committee has adopted an Audit and Valuation Committee Charter that provides that the Audit and Valuation Committee shall annually select, retain or terminate, and recommend to the Independent Directors and to the full Board of Directors for their ratification, the selection, retention or termination, the Fund's independent auditor and, in connection therewith, evaluate the terms of the engagement (including compensation of the auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Investment Adviser, and receive the independent auditor's specific representations as to its independence, delineating all relationships between the independent auditor and the Fund, consistent with the Independent Standards Board ("ISB") Standard No. 1. The Audit and Valuation Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Fund management or the Investment Adviser that the Fund, Investment Adviser or their affiliated persons, employ the independent auditor to render "permissible non-audit services" to the Fund and to consider whether such services are consistent with the independent auditor's independence.

The Audit and Valuation Committee has considered whether the provision of non-audit services that were rendered to the Investment Adviser, and any entity controlling, controlled by, or under common control with these entities that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence and has concluded that it is independent.

COMPENSATION

The following table sets forth information regarding compensation of Directors of the Fund for the fiscal year ended December 31, 2021. The total compensation paid to the Directors from the Fund Complex is provided for the calendar year ended December 31, 2021. All officers of the Fund are employees of and are compensated by ASII, the Fund's administrator, AAML or an affiliate. None of the Fund's executive officers or Directors who are also officers or directors of ASII, AAML or an affiliate received any compensation from the Fund for such period. The Fund does not have any bonus, profit sharing, pension or retirement plans.

Name of Director	Aggregate Compensation from Fund for Fiscal Year Ended December 31, 2021	Total Compensation From Fund and Fund Complex Paid To Directors*
Nancy Yao Maasbach	$48,000	$242,696
C. William Maher	$54,000	$54,000
Rahn K. Porter	$48,000	$202,498
Steven N. Rappaport	$63,000	$162,296

*  See the "Directors" table for the number of funds within the Fund Complex that each Director serves.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund's officers and Directors, certain officers and directors of the Investment Adviser, affiliates of the Investment Adviser, and persons who beneficially own more than 10% of the Fund's outstanding securities to electronically file reports of ownership of the Fund's securities and changes in such ownership with the SEC and the NYSE American. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.

Based solely upon the Fund's review of the copies of such forms received by it and written representations from the Directors and officers of the Fund, and the filings by the beneficial holders of greater than 10% of the Fund's shares, to the knowledge of the Fund, for the fiscal year ended December 31, 2021 with respect to the Fund, forms were filed on a timely basis.

Relationship of Directors or Nominees with the Investment Adviser and Administrator

Aberdeen Asset Management Limited ("AAML" or "Investment Adviser") serves as the investment adviser to the Fund. AAML is a United Kingdom corporation with its registered office located at Bow Bells House, 1 Bread Street, London, United Kingdom, EC4M 9HH. AAML is an indirect wholly owned subsidiary of abrdn plc (formerly Standard Life Aberdeen plc), which has its registered offices at 1 George Street, Edinburgh, EH2 2LL, Scotland.

In rendering investment advisory services, AAML may use the resources of investment advisor subsidiaries of abrdn plc. These affiliates have entered into a memorandum of understanding/personnel sharing procedures pursuant to which investment professionals from each affiliate may render portfolio management and research services to US clients of the abrdn plc affiliates, including the Fund, as associated persons of the Investment Adviser. No remuneration is paid by the Fund with respect to the memorandum of understanding/personnel sharing arrangements.

ASII, an affiliate of the Investment Adviser, serves as the Fund's administrator. ASII is a Delaware corporation with its principal business office located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103. ASII also provides investor relations services to the Fund under an investor relations services agreement. Messrs. Andolina, Demetriou, Goodson and Hendry and Mmes. Melia and Sitar, who serve as officers of the Fund, are also directors and/or officers of ASII.

THE FUND'S BOARD, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR OF THE FUND.

ADDITIONAL INFORMATION

Expenses. The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers, Directors and employees of the Fund, AAML, or the Fund's Administrator.

AST Fund Solutions, LLC ("AST") has been retained to assist in the solicitation of the proxy and will receive an estimated fee of $5,000 and be reimbursed for its reasonable expenses. Total payments for the Fund to AST are expected to be between approximately $6,200 and $6,500. In addition to the solicitation fees, Computershare will charge the Fund $5,095 to hold the Meeting virtually.

Solicitation and Voting of Proxies. Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about February 28, 2022. As mentioned above, AST has been engaged to assist in the solicitation of proxies. As the Meeting date approaches, certain shareholders of the Fund may receive a call from a representative of AST, if the Fund has not yet received their vote. Authorization to permit AST to execute proxies may be obtained by telephonic instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that management of the Fund believes are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

Beneficial Owners. Based upon filings made with the SEC, as of December 31, 2021, the following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of the shares of the Fund:

Class	Name and Address	Number of Shares Beneficially Owned	Percentage of Shares
Common Stock	City of London Investment Management Co. Ltd. 77 Gracechurch Street London, X0 EC3V0AS	15,449,824	30.2%
Common Stock	Allspring Global Investments LLC 525 Market Street, 10th Floor San Francisco, CA 94105	5,078,725	9.9%
Common Stock	1607 Capital Partners, LLC 13 S. 13th Street, Suite 400 Richmond, VA 23219	3,550,804	6.9%
Common Stock	Lazard Asset Management LLC 30 ROCKEFELLER PLZ, 56th FL. NEW YORK, NY 10112	3,411,528	6.7%

Shareholder Proposals.

Notice is hereby given that for a shareholder proposal to be considered for inclusion in the Fund's proxy material relating to its 2023 annual meeting of shareholders, the shareholder proposal must be received by that Fund no later than October 25, 2022. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of shares with a market value of $2,000 and must have held such shares for at least one year. Further, the shareholder must continue to hold such shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Fund's proxy materials.

Pursuant to the Bylaws of the Fund, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder. Under Maryland law, and pursuant to the Fund's Bylaws, only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Fund's notice of special meeting.

For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund. Such notice must contain the information required by the Bylaws. To be timely, any such notice must be delivered to, or mailed (certified mail being recommended) to and received by, the Fund c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200,

Philadelphia, PA 19103 no later than 45 days before the date in the then current year corresponding to the date on which the Fund first mailed its notice and proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year's annual meeting, notice by such shareholder to be timely must be so received not later than the 10th day following the day on which notice or public announcement of the date of such meeting was given or made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder's notice as described above.

A Fund may exercise discretionary voting authority with respect to any shareholder proposals for the 2022 Annual Meeting of shareholders not included in the proxy statement and form of proxy which are not submitted to the Fund within the time-frame indicated above. Even if timely notice is received, a Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

SHAREHOLDERS WHO DO NOT EXPECT TO VIRTUALLY ATTEND THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Delivery of Proxy Statement

Unless the Fund has received contrary instructions from shareholders, only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record. If a shareholder needs an additional copy of this Proxy Statement, please contact the Fund at 1-800-522-5465. If any shareholder does not want the mailing of this Proxy Statement to be combined with those for other members of its household, please contact the Fund in writing at: 1900 Market Street, Suite 200, Philadelphia, PA 19103 or call the Fund at 1-800-522-5465.

Other Business

Management knows of no business to be presented at the Meeting, other than the Proposals set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their discretion.

By order of the Board of Directors,

Megan Kennedy, Secretary
Aberdeen Emerging Markets Equity Income Fund, Inc.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VIRTUAL MEETING

at the following Website

www.meetnow.global/MZ2WNTX

on March 31, 2022 at 10:00 a.m. Eastern Time

To Participate in the Virtual Meeting,
enter the 14-digit control number from
the shaded box on this card

Please detach at perforation before mailing.

PROXY	ABERDEEN EMERGING MARKETS EQUITY INCOME FUND, INC. ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 31, 2022

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.  The undersigned shareholder(s) of Aberdeen Emerging Markets Equity Income Fund, Inc. (the “Fund”), revoking previous proxies, hereby appoints Lucia Sitar, Megan Kennedy and Andrew Kim, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Aberdeen Emerging Markets Equity Income Fund, Inc. which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held virtually at the following Website: www.meetnow.global/MZ2WNTX on March 31, 2022, at 10:00 a.m. Eastern time, and at any adjournment thereof as indicated on the reverse side.  To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card.  Please refer to the Proxy Statement for a discussion of these matters, including instructions related to meeting attendance.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged.  If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominees for director.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Aberdeen Emerging Markets Equity Income Fund, Inc.

Shareholders Meeting to be held virtually on March 31, 2022, at 10:00 a.m. (Eastern Time)

The Proxy Statement for this meeting is available at: https://www.aberdeenaef.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Meeting and Proxy Statement dated February 22, 2022 and upon all other such matters as may properly come before the meeting or any adjournment thereof.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:    ☒

	Proposals	THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES FOR DIRECTOR IN THE PROPOSALS.

1.	To elect one Class II Director of the Fund, for a three-year term until the 2025 Annual Meeting of Stockholders and until such Directors’ successor is duly elected and qualify.
		FOR	AGAINST	ABSTAIN
	01. William Maher	☐	☐	☐

2.	To consider the continuation of the term of one Class III Director under the Fund’s Corporate Governance Policies for a one-year term ending in 2023.
		FOR	AGAINST	ABSTAIN
	01. Steven N. Rappaport	☐	☐	☐

Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it.  When shares are held jointly, each holder should sign.  When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box	Signature 2 – Please keep signature within the box
/ /

Scanner bar code
xxxxxxxxxxxxxx	AEF1 31938	xxxxxxxx